Exhibit 25.1

Statement of Eligibility of Trustee on Form T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

_____________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association

94-1347393

(Jurisdiction of incorporation or

(I.R.S. Employer

organization if not a U.S. national

Identification No.)

bank)

101 North Phillips Avenue

Sioux Falls, South Dakota

57104

(Address of principal executive offices)

(Zip code)

Wells Fargo & Company
Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

_____________________________

QUESTAR CORPORATION

(Exact name of obligor as specified in its charter)

UTAH

87-0407509

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

180 East 100 South

P.O. Box 45433

Salt Lake City, Utah

84145-0433

(Address of principal executive offices)

(Zip code)

_____________________________

DEBT SECURITIES

(Title of the indenture securities)

Item 1.

General Information.  Furnish the following information as to the trustee:

(a)

Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)

Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.

Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.

Not applicable.

Item 16.  List of Exhibits.

List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.

A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.

A copy of the Comptroller of the Currency Certificate of Corporate

Existence and Fiduciary Powers for Wells Fargo Bank, National   Association, dated February 4, 2004.**

Exhibit 3.

See Exhibit 2

Exhibit 4.

Copy of By-laws of the trustee as now in effect.***

Exhibit 5.

Not applicable.

Exhibit 6.

The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.

A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.

Not applicable.

Exhibit 9.

Not applicable.

*

Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

**

Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

***Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California on the 13th day of September 2010.

WELLS FARGO BANK, NATIONAL ASSOCIATION

_/s/ Maddy Hall____

Maddy Hall

Vice President

EXHIBIT 6

September 13, 2010

Securities and Exchange Commission

Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

_/s/ Maddy Hall__________________

Maddy Hall

Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2010, filed in accordance with 12 U.S.C. §161 for National Banks.

        Dollar Amounts

In Millions

        ______________

ASSETS

Cash and balances due from depository institutions:

Noninterest-bearing balances and currency and coin

$ 18,090

Interest-bearing balances

   59,995

Securities:

Held-to-maturity securities

            0

Available-for-sale securities

 136,426

Federal funds sold and securities purchased under agreements to resell:

Federal funds sold in domestic offices

     1,213

Securities purchased under agreements to resell

     4,560

Loans and lease financing receivables:

Loans and leases held for sale

   26,936

Loans and leases, net of unearned income

            697,216

LESS: Allowance for loan and lease losses

20,992

Loans and leases, net of unearned income and allowance

 676,224

Trading Assets

   32,627

Premises and fixed assets (including capitalized leases)

     8,206

Other real estate owned

     4,564

Investments in unconsolidated subsidiaries and associated companies

        562

Direct and indirect investments in real estate ventures

        122

Intangible assets

Goodwill

   21,005

Other intangible assets

   25,903

Other assets

   56,847

      ___________

Total assets

           $1,073,280

LIABILITIES

Deposits:

In domestic offices

              $719,242

Noninterest-bearing

153,912

Interest-bearing

              565,330

In foreign offices, Edge and Agreement subsidiaries, and IBFs

                  97,865

Noninterest-bearing

   1,563

Interest-bearing

               96,302

Federal funds purchased and securities sold under agreements to repurchase:

Federal funds purchased in domestic offices

                     6,073

Securities sold under agreements to repurchase

     14,292

        Dollar Amounts

In Millions

      _______________

Trading liabilities

   15,806

Other borrowed money

(includes mortgage indebtedness and obligations under capitalized leases)

   45,602

Subordinated notes and debentures

   21,152

Other liabilities

   28,056

_______

Total liabilities

              $948,088

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                                                                                0

Common stock

        519

Surplus (exclude all surplus related to preferred stock)

   98,774

Retained earnings

   19,082

Accumulated other comprehensive income

     5,510

Other equity capital components

            0

________

Total bank equity capital

  123,885

Noncontrolling (minority) interests in consolidated subsidiaries

      1,307

Total equity capital

  125,192

________

Total liabilities, and equity capital

            $1,073,280

I, Howard I. Atkins, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

      Howard I. Atkins

        EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate

Federal regulatory authority and is true and correct.

John Stumpf

Directors

Carrie Tolstedt

Michael Loughlin